SUPPLEMENT DATED DECEMBER 23, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM CORE INCOME

CLASS A, CLASS C, CLASS I AND ADVISOR CLASS SHARES

DATED AUGUST 1, 2016

This supplement revises the Pacific FundsSM Core Income Class A, Class C, Class I and Advisor Class shares summary prospectus dated August 1, 2016 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective December 30, 2016. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective December 30, 2016, the rows and the footnote to the Annual Fund Operating Expenses table regarding the expense reimbursement arrangement, as well as the information in the Examples tables (“Fee Tables”), will be replaced with the information below. No other information in the Fee Tables will change. The effect of the revised expense reimbursement arrangement is to reduce the Total Annual Fund Operating Expenses (after expense reimbursement) on Class A, Class C, Class I and Advisor Class shares of Pacific Funds Core Income.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.39%	0.39%	0.24%	0.39%
Total Annual Fund Operating Expenses	1.14%	1.89%	0.74%	0.89%
Less Expense Reimbursement[2]	(0.29%)	(0.29%)	(0.19%)	(0.34%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.85%	1.60%	0.55%	0.55%

[1]	The expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Class C shares through 7/31/2018, and 0.05% for Class I and Advisor Class shares through 7/31/2018. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the expense cap that was in effect at the time of the reimbursement.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$508	$263	$56	$56
3 years	$744	$566	$217	$250
5 years	$999	$994	$393	$460
10 years	$1,727	$2,188	$901	$1,065

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$508	$163	$56	$56
3 years	$744	$566	$217	$250
5 years	$999	$994	$393	$460
10 years	$1,727	$2,188	$901	$1,065